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                                                                  EXHIBIT 10.1


                              [DEN DANSKE BANK]


DSC Communications A/S (the "Borrower")
Lautrupbjerg 7-11
DK-2750 Ballerup, Denmark                                   Date:
                                                            October 11, 1996
Attn:  Mr. Christian J. Ornes
       Power of Attorney

DSC Communications Corporation & Subsidiaries
1000 Coit Road                                              Contact Person:
Plano, TX  75075-5813                                       Mogens Sondergaard
                                                            (212) 984-8472
Attn:  Mr. Christian J. Ornes
       Vice President & Treasurer


Re: First Amendment to promissory note issued by the Borrower to the order of Den Danske Bank Aktieselskab (the "Bank"), delivered by the Borrower to the Bank in New York, New York, dated July 23, 1996, and evidencing a Loan in the amount of DKK 250,000,000 (the "15-Year Promissory Note");

       First Amendment to promissory note issued by the Borrower to the order of the Bank, delivered by the Borrower to the Bank in New York, New York, dated July 23, 1996, and evidencing a Loan in the amount of DKK 300,000,000 (the "5-Year Promissory Note"; each of the 15-Year Promissory Note and the 5-Year Promissory Note shall be considered a "Note" and together the "Notes");

       Guaranty issued by the Guarantors in favor of the Bank in support of the loans evidenced by the Notes and the related facilities, and dated July 23, 1996 (the "Guaranty"); and

       Subordination Agreement dated as of July 23, 1996, among DSC Communications Corporation and its subsidiaries named therein as Subordinated Creditors, the Borrower as Obligor therein, and the Bank (the "Subordination Agreement")

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Dear Mr. Ornes:

I. Pursuant to your request and in consideration of the covenants, conditions, and agreements hereafter set forth and for other good and valuable consideration, the receipt and adequacy of which is acknowledged, the Bank herewith proposes amendments to each of the Notes for the purpose of adjusting one of the ratios in each of these Notes. For the purposes of this First Amendment Letter, the capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Notes, the Guaranty, or the Subordination Agreement, as the case may be.

II. It is proposed that Section 5(i) of each of the Notes be amended as of September 27, 1996 (the "Effective Date"), to read as follows:

       "(i) on the last day of any fiscal quarter the Consolidated Funded Debt to Consolidated Excess Cash Flow Ratio shall exceed 3.25 to 1 (for the purposes hereof, the term "Consolidated Funded Debt to Consolidated Excess Cash Flow Ratio" and the defined terms on which such ratio depends shall have the same meanings as in the Multicurrency Credit Agreement); provided, however, for the purposes of the determination of the Consolidated Funded Debt to Consolidated Excess Cash Flow Ratio for the fiscal quarter ending September 27, 1996, and the three immediately following fiscal quarters, there shall be excluded from the calculation of Consolidated EBITDA the special charge to be taken against pre-tax earnings of the Parent and its consolidated subsidiaries for the fiscal quarter ending September 27, 1996, in an amount not to exceed US$96,500,000; or"
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                              [DEN DANSKE BANK]

                                                               October 11, 1996

III. This amendment shall be effective as of the Effective Date subject to the Bank's receipt of a counterpart of this First Amendment Letter duly executed by the Borrower and acknowledged by the Guarantors and the Subordinated Creditors, together with documents in form and substance acceptable to the Bank evidencing the authority of those executing to sign.

IV. The Borrower represents and warrants to the Bank that (1) after giving effect to the above amendment, no Event of Default shall have occurred and be continuing under either of the Notes or any of the Loan Documents, (2) the representations and warranties contained in the Notes and the Loan Documents are true and correct on and as of the Effective Date, (3) it has no claims or offsets against, or defenses or counterclaims to, its obligations under the Notes and the Loan Documents, (4) it has full power and authority to execute and deliver this First Amendment Letter and commit to the First Amendment so that its obligations under the Notes as so amended constitute its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws, and
(5) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person, is required for the execution, delivery or performance of the terms of this First Amendment Letter.

V. By signing below, each of the Guarantors and Subordinated Creditors (i) acknowledges, consents, and agrees to the execution, delivery, and effectiveness of this First Amendment Letter and the First Amendment to each of the Notes, (ii) acknowledges and agrees that its obligations in respect of the Guaranty and the Subordination Agreement are not released, diminished, waived, modified, impaired, or affected in any manner by the provisions of this First Amendment Letter and the First Amendment to each of the Notes, and (iii) ratifies and confirms its obligations under the Guaranty and the Subordination Agreement.

VI. This First Amendment Letter and the First Amendment shall be construed in accordance with, and governed by Danish law. The signatories hereto agree that any legal action or proceeding with respect to this Note or any agreement, instrument or document (including the Loan Documents) entered into in furtherance hereof or thereof may be brought in the Courts of Denmark, and, by execution and delivery of this First Amendment Letter, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably waives trial by jury and any objection, including, without limitation, any objection based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. The Borrower hereby agrees that service of process in any such action or proceeding may be made by the mailing of copies of such process by registered or certified mail, postage prepaid, to the Borrower at its address specified above or to any address of which the Borrower shall have given notice to the Bank. Nothing herein shall affect the right of the Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise to proceed against the Borrower or its property in any other jurisdiction.

Please signify your agreement to the proposed First Amendment to each of the Notes and this First Amendment Letter by executing and returning the copy of this letter to the Bank.

                                Sincerely yours,

                                DEN DANSKE BANK

          /s/ MOGENS SONDERGAARD            /s/ GEORGE B. WENDELL

              Mogens Sondergaard                George B. Wendell
                Vice President                    Vice President
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                              [DEN DANSKE BANK]

                                                               October 11, 1996

The undersigned, each of whom is a guarantor and a Subordinated Creditor, herewith set their hand(s) and seal(s) in order to signify agreement to the proposed First Amendment to each of the Notes and this First Amendment Letter.

DSC Communications Corporation

By: /s/ CHRISTIAN J. ORNES
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Title(s):


DSC Marketing Services, Inc.

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:

DSC International Corporation

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:


DSC Telecommunications Corporation

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:

DSC Telecom L.P.

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:

DSC Finance Corporation

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:


DSC of Puerto Rico, Inc.

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:


DSC Telecom, Inc.

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title:


Sildor Investments B.V.

By: /s/ CHRISTIAN J. ORNES
   -------------------------------
Title: